UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   May 13, 2004
                                                      ----------------

                              FINANCIAL VENTURES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       FLORIDA                     000-31429             65-0740090
----------------------          ----------------    ---------------------
(State or other jurisdiction      (Commission File    (IRS Employer
 of incorporation)                   Number)           Identification
                                                              Number)


        120 Adelaide Street, W, Suite 12114, Toronto, Ontario A6 M5H 1T1
        ----------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (416) 214-9735

                                                      --------------





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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Resignation of Independent Accountant.

         (i) On May 13, 2004, the Board of Directors of the Company received notification that Earl M. Cohen, CPA, P.A. ("Cohen") was resigning from its position as the Company's independent accountant.

         (ii) Cohen's reports regarding the Company's financial statements for the fiscal years ended February 29, 2004, and February 28, 2003, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

         (iii) In connection with Cohen's audits of the Company for the fiscal years ended March 31, 2004, 2003, 2002, 2001 and 2000 and during the period from March 2000 through May 13, 2004 there were no disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Cohen, would have caused it to make reference thereto in its reports regarding the Company's financial statements for such years.

         (iv) The Company has requested that Cohen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated December 13, 2005, is filed as
Exhibit 16 to this Form 8-K.

(b) Engagement of Independent Accountant.

         (i) On December 27, 2004 the Board of Directors of the Company engaged Webb & Company, P.A. ("Webb") as its independent accountant.

         (ii) During the fiscal years ended March 31, 2004, 2003, 2002, 2001 and 2000, and during the subsequent interim period prior to such engagement, the Company did not consult Webb regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Webb on the Company's financial statements, and Webb did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.



ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


Exhibit 16  Letter from Earl M. Cohen, C.P.A., P.A. dated December 13, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAPITAL GROUP ONE, INC.

Date  December 13, 2005
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                                    /s/ Matthew McNeally
                                    ------------------------
                                        Matthew McNeally
                                        Chief Executive Officer






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